THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln VULONE, Lincoln VULONE 2005, Lincoln VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULONE 2019, Lincoln VULONE 2021, Lincoln VULCV-IV, Lincoln VULDB-IV, Lincoln AssetEdge® VUL, Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® VUL 2019, Lincoln AssetEdge® VUL 2019-2, Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® VUL 2022, Lincoln AssetEdge® VUL 2022-2, Lincoln AssetEdge® VUL 2025, Lincoln AssetEdge® VUL 2025-2

Supplement dated August 14, 2026 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your variable life insurance policy. This Supplement should be read in conjunction with the prospectus (the "Prospectus") filed therein. All other terms and provisions of the Prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A: Funds Available Under The Policy.

The Board of Trustees (“Board”) of the Lincoln Variable Insurance Products Trust approved an agreement and plan of reorganization to merge the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) with and into the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners. The Fund’s Reorganization is expected be completed on or about October 9, 2026 (“Closing Date”).

At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions of the variable life insurance product. Policy Owners may transfer into any other available investment option under their Policy. These transfers do not count against the free transfers available. Please review the Prospectus for information about other funds available for investment within your Policy and for more information on transfers, including any restrictions on transfers into the Fund before the Closing Date.

For more complete information about the Fund and the Acquiring Fund, including each fund’s principal investment strategies, principal risks, fees, and expenses, please refer to the underlying fund prospectuses.

You may obtain additional information, including underlying fund prospectuses and information statements, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.